Exhibit 99.5

                                  CNF INC.

                      RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT, entered into as of the ____ day of _________, ____, between CNF Inc., a Delaware corporation (hereinafter called "Company"), [Name of Executive] (hereinafter called "Recipient"), and the Secretary of the Company (hereinafter called "Escrow Holder").

                                 WITNESSETH:

WHEREAS, the Company has adopted the CNF Inc. 1997 Equity and Incentive Plan, as amended (as so amended, the "Plan"), which Plan is incorporated into this Agreement by reference;

WHEREAS, the Company encourages its executive officers to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, and desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified executive officers; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue to Recipient the restricted stock provided for in this Agreement as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants herein contained, the parties hereto agree with each other as follows:

1. Defined Terms. Except as otherwise indicated herein, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Plan.

2. Restricted Stock Award. As of the date of this Agreement, the Company has issued to Recipient ______ shares of its Common Stock (hereinafter called the "Stock") as a restricted stock award ("Restricted Stock Award"). Stock certificates evidencing the Stock will be delivered to Escrow Holder, accompanied by blank stock powers executed by Recipient, to be held by Escrow Holder as provided herein, for the use and benefit of, and subject to the rights of and limitations upon Recipient as the owner thereof as herein set forth. Subject to Paragraphs 3, 4 and 5 below, Recipient shall have all rights of a stockholder with respect to shares of Stock issued hereunder, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization. The Company shall pay the costs and charges of Escrow Holder and any applicable stock transfer taxes. Recipient hereby acknowledges that Recipient is acquiring the Stock issued hereunder for investment and not with a view to the distribution thereof, and that Recipient does not intend to subdivide Recipient's interest in the Stock with any other person.

3. Restrictions. Until such time as a share of Stock vests or is forfeited in accordance with Paragraph 4 below, such share shall be classified as a "Restricted Security" and shall be subject to the following:

     (a) All Restricted Securities shall be evidenced by one or more certificates which are held by Escrow Holder and which bear the following legend:

           "These shares are subject to the restrictions enumerated in the CNF Inc. 1997 Equity and Incentive Plan and in the Restricted Stock Award Agreement dated as of __________, ____ between CNF Inc. and the registered holder of these shares."

           Upon vesting of any shares of Stock, the Company shall cause new stock certificates to be issued to evidence the Stock. All shares of Stock that have vested, and that therefore are no longer classified as Restricted Securities, shall be evidenced by a new certificate which does not bear the legend referred to above,
           which  certificate  shall  be  delivered  by   Escrow   Holder  to
           Recipient.

           All shares (if any) of Stock which remain unvested at such time, and which therefore continue to be classified as Restricted Securities, shall be evidenced by a new certificate bearing the legend referred to above, which certificate shall be delivered to and held by Escrow Holder.

     (b) All Restricted Securities shall be subject to the limitations on transferability set forth in Section 8(a) of the Plan, except that the Committee may, in its discretion, (i) pursuant to rules adopted by the Committee, permit transfer(s) of Restricted Securities in connection with Recipient's estate planning, and
           (ii) permit transfers upon divorce or marital dissolution other than pursuant to a Qualified Domestic Relations Order.

     (c) All distributions on or in respect of any Restricted Securities (including dividends on any Restricted Securities, whether payable in cash, stock or other property) shall be subject to the provisions of Paragraph 5 below.

4.   Vesting; Forfeiture.

     (a) Subject to subparagraph (b) of this Paragraph 4, the shares of Stock shall vest in three (3) equal installments, commencing on ________, ____ and continuing on each _________ thereafter to and including ________, ____, provided that Recipient has been an active full-time employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the date of this Agreement until such date.

     (b) All shares of Stock (if any) which have not vested shall vest upon the earliest to occur of the following, provided that Recipient has been an active full-time employee of the Company, a Subsidiary or an Affiliate at all times during the period from the date of this Agreement until the date of such occurrence:

           (1)  Recipient's death;

           (2) Termination of Recipient's employment with the Company, a Subsidiary or an Affiliate as a result of a Disability; or

           (3) Upon a "Change in Control" (as defined in the Plan) applicable to Recipient (whether or not Recipient remains an employee of the Company, a Subsidiary or Affiliate following such Change in Control), except that if clause (v) of the definition of the term "Change in Control" applies to Recipient and a Change in Control occurs pursuant to said clause (v), then the shares of Stock shall vest at the same time and in the same manner as "Option Awards" (as defined in the Plan) vest, as provided in the last paragraph of Section 7 of the Plan.

           As used herein, "Disability" means a substantial mental or physical disability, as determined by the Committee in its sole discretion.

     (c) All shares of Stock (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient ceases to be an active full-time employee of the Company, a Subsidiary or an Affiliate for any reason other than as a result of an occurrence described in subparagraph (b) above. For avoidance of doubt, all shares of Stock (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient retires, whether prior to, at or after normal retirement age. Upon forfeiture of any shares of Stock, all right, title and interest of Recipient in such Stock, and in any distributions contemplated by Paragraph 5 (other than cash dividends received by Recipient pursuant to Paragraph 5 prior to such forfeiture), shall thereupon cease; and all right, title and interest in and to such Stock and distributions shall vest in the Company, with no compensation or consideration to Recipient.

5.   Distributions on Restricted Securities.

     (a) Any securities or other property (other than cash) received as the result of ownership of Restricted Securities ("Additional Securities") including, but not by way of limitation, warrants and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be held by Escrow Holder in the same manner and subject to the same restrictions as the Restricted Securities with respect to which they were issued. Recipient shall be entitled to direct Escrow Holder to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, or Recipient may direct Escrow Holder to sell any such warrant or option, in which case the proceeds shall be held by Escrow Holder in accordance with the provisions of subparagraph
           (b) below.

           In the event any Restricted Securities or Additional Securities consist of a security that is by its terms or otherwise convertible into or exchangeable for another security at the election of the holder thereof, Recipient may exercise any such right of conversion or exchange in the event the failure to exercise or delay in exercising such right would result in its loss or diminution in value, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing Restricted Securities or Additional Securities by reason of any recapitalization, reorganization or other transaction which results in the creation of Additional Securities, Escrow Holder is authorized to deliver to the issuer the certificates evidencing Restricted Securities or Additional Securities in exchange for the certificates which they replace, which shall be deemed to be Additional Securities.

     (b) All cash dividends payable in respect of any Restricted Securities shall be paid to Recipient on the dividend payment date on which such cash dividends are paid to other registered holders of the Company's Common Stock. The Company shall deliver to Escrow Holder for the account of Recipient all distributions, other than cash dividends on the Restricted Securities, paid or made in cash with respect to Restricted Securities and Additional Securities ("Cash Distributions"). Escrow Holder shall hold all such Cash Distributions until deliverable to Recipient in accordance with subparagraph (c) below.

     (c) Concurrently with the delivery to Recipient, pursuant to Paragraph 3 above, of certificates evidencing any shares of Stock that have vested and therefore are no longer Restricted Securities, Escrow Holder shall also deliver to Recipient (i) one or more certificates evidencing all shares of Additional Securities distributed to Escrow Holder in respect of such Stock (which certificate(s) shall not contain the legend referred to in Paragraph 3 above) and (ii) all Cash Distributions received by Escrow Holder in respect of such Stock and Additional Securities, less any applicable federal or state withholding taxes.

6.   Taxes

      (a) Recipient agrees to make appropriate arrangements for the satisfaction of any applicable federal, state or local income, employment or other tax withholding requirements (collectively, the "Taxes") applicable to the receipt of Stock hereunder upon the lapse of restrictions with respect thereto or upon the exercise of an election by Recipient under Section 83(b) of the Internal Revenue Code.

     (b) Upon demand, Recipient shall promptly pay to the Company the amount of all applicable Taxes that the Company is required to withhold and pay on behalf of Recipient with respect to the shares of Stock issued hereunder. At its discretion, the Company may withhold any distribution under this Agreement in whole or in part until such payment is made to the Company. In lieu thereof, the Company or an Affiliate may withhold such amounts as are necessary to pay such Taxes from any fees, salary, bonus or other amounts payable by the Company or an Affiliate to Recipient, or the Company may withhold a number of shares of Stock having a market value not exceeding the amount of such Taxes and cancel (in whole or in part) any such shares in order to satisfy the payment of such Taxes. Alternatively, the Recipient may elect to have the Company withhold a number of shares of Stock having a market value not exceeding the amount of such Taxes. In determining the market value of shares of Stock for purposes of paying Taxes pursuant to this subparagraph (b), the Company shall use (i) in the case of Taxes arising as a result of the lapse of restrictions with respect to shares of Stock, the closing price of a share of Stock on the New York Stock Exchange on the date that such restrictions lapse, and (ii) in the case of Taxes arising as a result of a timely and valid exercise by Recipient of an election under
           Section 83(b) of the Internal Revenue Code, the closing price of a share of Stock on the New York Stock Exchange on the date of issuance of the shares of Stock subject to such election.

7. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be final and binding on all parties.

8. No Right to Continued Employment, etc. Nothing in this Agreement, the Restricted Stock Award granted hereunder or any other agreement entered into pursuant hereto (i) shall confer upon Recipient the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or


     (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Recipient's employment.

9. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company: CNF Inc., 3240 Hillview Avenue, Palo Alto, California 94304
                Attn.:  Corporate Secretary

     Recipient: At  Recipient's  address  as  it  appears  under  Recipient's signature to this Agreement, or to such other address as Recipient may specify in writing to Escrow Holder



2


     Any party may designate another address for receipt of notices so long as notice is given in accordance with this Paragraph 9.

10. Amendment; Modification. This Agreement may not be modified or amended, and any provision hereof may not be waived, except pursuant to a written agreement signed by the Company and Recipient. Any such modification, amendment or waiver signed by, or binding upon, Recipient, shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement.

11. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

12. Successors. Except as otherwise expressly provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

13. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of California without regard to principles of conflicts of laws.

14. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.





IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

          EXECUTIVE OFFICER              CNF INC.

     By:  ________________________       By: __________________________


     Address:






     Escrow Holder                      By: _____________________________